EXHIBIT 10.3






                        ASSET SALE AND PURCHASE AGREEMENT

                                     Between

                    PERMANENTE MEDICAL ASSOCIATION OF TEXAS,
                        A TEXAS PROFESSIONAL ASSOCIATION
                                   ("SELLER")


                                       AND

                                 HMO TEXAS, L.C.
                        A TEXAS LIMITED LIABILITY COMPANY
                                    ("BUYER")


                                  June 5, 1998



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

                                TABLE OF CONTENTS





1.       SALE OF ASSETS...........................................................................................1
         1.1.     Sale and Purchase of Assets.....................................................................1
         1.2.     Excluded Assets.................................................................................2
         1.3.     Liabilities.....................................................................................2
                           1.3.1    Assumed Liabilities...........................................................2
                           1.3.2    Liabilities Not to be Assumed.................................................2
                           1.3.3    Property Taxes................................................................3
                           1.3.4    Transfer Taxes; Recording Fees................................................3
         1.4.     Purchase Price..................................................................................3
                           1.4.1  Purchase Price.  ...............................................................3
                           1.4.2    Allocation....................................................................3
         1.5.     Closing.........................................................................................3
         1.6.     Actions to be Taken at Closing..................................................................3
                           1.6.1.   Buyer's Deliveries............................................................4
                           1.6.2.   Seller's Deliveries...........................................................4
                           1.6.3    Third Party Consents..........................................................6

2.       REPRESENTATIONS AND WARRANTIES OF SELLER.................................................................6
         2.1.     Representations and Warranties of Seller........................................................6
                           2.1.1.   Organization and Good Standing................................................6
                           2.1.2.   Seller's Authority and No Breach..............................................6
                           2.1.3.   No Violations.................................................................7
                           2.1.4.   Litigation....................................................................7
                           2.1.5.   Seller's Financial Statements.................................................7
                           2.1.6.   No Brokers or Finders.........................................................7
                           2.1.7.   Compliance with Applicable Laws...............................................8
                           2.1.8.   No Consents...................................................................8
                           2.1.9.   Material Contracts............................................................8
                           2.1.10.Title to and Condition of Properties and Assets.  ..............................8
                           2.1.11.No Untrue Representation or Warranty............................................9
         2.2.     Representations and Warranties True and Correct at Closing; Breaches............................9

3.       REPRESENTATIONS AND WARRANTIES OF BUYER..................................................................9
         3.1.     Representations and Warranties of Buyer.........................................................9
                           3.1.1.   Organization and Good Standing................................................9
                           3.1.2.   Buyer's Authority and No Breach...............................................9
                           3.1.3.   No Brokers or Finders........................................................10
                           3.1.4.   Buyer's Consents.............................................................10
                           3.1.5.   No Untrue Representation or Warranty.........................................10
         3.2.     Representations and Warranties True and Correct at Closing; Breaches...........................10

4.       SURVIVAL OF REPRESENTATIONS AND WARRANTIES..............................................................10

5.       BUYER'S CONDITIONS PRECEDENT TO CLOSING.................................................................11
         5.1.     Agreements.....................................................................................11


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         5.2.     Corporate Resolutions..........................................................................11
         5.3.     Seller's Representations and Warranties........................................................11
         5.4.     Litigation.....................................................................................11
         5.5.     Certain Covenants..............................................................................11

6.       SELLER'S CONDITIONS PRECEDENT TO CLOSING................................................................11
         6.1.     Agreements.....................................................................................12
         6.2.     Corporate Resolutions..........................................................................12
         6.3.     Litigation.....................................................................................12
         6.4.     Buyer's Representations and Warranties True and Correct........................................12

7.       JOINT CONDITIONS PRECEDENT TO CLOSING...................................................................12
         7.1.     Governmental Consents, and Approvals, and Licenses.............................................12
         7.2.     Termination of PMAT/KFHPTx Contract............................................................12
         7.3.     Closing of Transactions Under Related Agreements...............................................13

8.       ADDITIONAL AGREEMENTS OF SELLER.........................................................................13
         8.1.     Conduct of Business Pending Closing............................................................13
         8.2.     Access to Documents and Premises...............................................................13
                           8.2.1.   Inspection of Books and Records..............................................14
                           8.2.2.   Request for Access...........................................................14
         8.3.     Breach by Seller...............................................................................14

9.       ADDITIONAL AGREEMENTS OF BUYER..........................................................................14
         9.1.     Formation of New P.A...........................................................................14
         9.2.     Maintenance of Records.........................................................................14

10.      ADDITIONAL AGREEMENTS OF BUYER AND SELLER...............................................................15
         10.1.    Regulatory Milestones Prior to Closing.........................................................15
         10.2.    Employment Matters.............................................................................15
                           10.2.1.  Severance Payments...........................................................15
                           10.2.2.  WARN, COBRA and HIPAA Notices................................................16
                           10.2.3.  Healthcare Coverage for Terminated Employees.................................16
         10.3.    Cooperation....................................................................................17
         10.4.    Health Care Coverage for Certain Unitholders...................................................17

11.      INDEMNIFICATION.........................................................................................17
         11.1.    Indemnification by Seller......................................................................17
         11.2.    Indemnification by Buyer.......................................................................18
         11.3.    Limitations....................................................................................18
                           11.3.1.  Minimum......................................................................18
                           11.3.2.  Maximum......................................................................19
         11.4.    Notice and Right to Defend.....................................................................19
         11.5.    Exclusive Remedy...............................................................................19
         11.6.    Failure to Provide Records Cooperation.........................................................20

12.      TERMINATION.............................................................................................20
         12.1.    Termination....................................................................................20


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                  12.2.    Liability for Termination.............................................................20

13.      ARBITRATION.............................................................................................20
         13.1.    Conciliation and Mediation.....................................................................20
         13.2.    Arbitration....................................................................................21
         13.3.    Equitable Relief...............................................................................21

14.      MISCELLANEOUS...........................................................................................22
         14.1.    Notices........................................................................................22
         14.2.    Confidentiality................................................................................22
         14.3.    Waiver.........................................................................................23
         14.4.    Counterparts...................................................................................23
         14.5.    Headings.......................................................................................23
         14.6.    Severability...................................................................................23
         14.7.    Entire Agreement...............................................................................24
         14.8.    Successors and Assigns.........................................................................24
         14.9.    Governing Law..................................................................................24
         14.10.  Cost of Transaction.............................................................................24
         14.11.  Further Assurances..............................................................................24
         14.12.  Construction....................................................................................25
         14.13.  Third Parties...................................................................................25
         14.14.  Time is of the Essence..........................................................................25




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                                LIST OF EXHIBITS

Exhibit 1.1                   Assets
Exhibit 1.2                   Excluded Assets
Exhibit 1.6.1(b)              Bill of Sale, Assignment and Assumption Agreement
Exhibit 13.2                  Exceptions to AAA Arbitration Rules

                               LIST OF DEFINITIONS


"Agreement" can be found on page 1 "Applicant" can be found in Section 10.2.1(c) "Assets" can be found in Section 1.1 "Assumed Liabilities" can be found in
Section 1.3.1 "Board of Arbitration" can be found in Section 13.2 "Buyer" can be found on page 1 "Closing" can be found in Section 1.5 "Closing Date" can be found in Section 1.5 "COBRA" can be found in Section 10.2.2 "Code" can be found in Section 1.4.2 "Confidential Information" can be found in Section 14.2 "Excluded Assets" can be found in Section 1.2 "Excluded Liabilities" can be found in Section 1.3.2 "Execution Date" can be found on page 1 "Governmental Entity" can be found in Section 2.1.6 "HIPAA" can be found in Section 10.2.2 "KFHPTx" can be found in Recital C "Loss" or "Losses" can be found Section 11.1 "Material Adverse Effect" re Buyer can be found in Section 3 "Material Adverse Effect" re Seller can be found in Section 2 "Medical Services Contract" can be found in Recital G "New P.A." can be found in Recital E "Property Taxes" can be found in Section 1.3.3 "Purchase Agreement" can be found in Recital C "Purchase Price" can be found in Section 1.4 "Related Agreements" can be found in Section
7.3 "Seller" can be found on page 1 "Severance Payments" can be found in Section 10.2.1(b) "Subsidy Agreement" can be found in Section 1.3.2(f) "Terminated Employees" can be found in Section 10.2.1(a) "Violation" can be found in Section
2.1.3 "WARN" can be found in Section 10.2.2



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                        ASSET SALE AND PURCHASE AGREEMENT

     THIS ASSET SALE AND PURCHASE AGREEMENT ("Agreement") is made and entered into as of this ________ day of June, 1998 ("Execution Date"), by and between HMO Texas, L.C., a Texas limited liability company ("Buyer"), and Permanente Medical Association of Texas, a Texas professional association ("Seller").

                                    RECITALS:

     A. Each member of Seller is a doctor of medicine, osteopathy or podiatry duly licensed under the laws of the State of Texas.

     B. The purposes for which Seller was formed include the practice of medicine and surgery and the provisions of medical services of all types within the State of Texas.

     C. Buyer has entered into an "Asset Sale and Purchase Agreement" with Kaiser Foundation Health Plan of Texas ("KFHPTx") dated of even date with this Agreement (the "Purchase Agreement") whereby Buyer will acquire assets from KFHPTx as set forth in the Purchase Agreement for the purpose of operating the "Business" as defined in the Purchase Agreement.

     D. In connection with the consummation of the Purchase Agreement, Seller desires to sell, assign, and deliver to Buyer, and Buyer desires to purchase from Seller certain assets as set forth in this Agreement.

     E. Buyer will cause the creation of a Texas professional association ("New P.A.").

     F. Some of the assets acquired by Buyer from KFHPTx under the Purchase Agreement and from Seller under this Agreement will be contributed to New P.A. effective the "Closing Date", as hereinafter defined.

     G. Buyer and New P.A. will enter into a medical services agreement substantially similar to the form attached as Exhibit 7.1 to the Purchase Agreement (the "Medical Services Contract") effective the Closing Date.

     NOW, THEREFORE, for and in consideration of the above recitals and the representations, warranties, mutual covenants, and agreements herein expressed, and for other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties hereby agree as follows:

1.       SALE OF ASSETS.

1.1.     Sale and Purchase of Assets.



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     On the basis of the representations and warranties and subject to the terms and conditions set forth in this Agreement, Seller hereby agrees to sell and assign to Buyer, and Buyer hereby agrees to purchase, and to accept or to cause acceptance of assignment of, for payment of the Purchase Price specified in
Section 1.4, on the Closing Date referred to in Section 1.5, all of the assets of every kind and description that are owned and used by Seller in the operation of its business ("ASSETS"), including without limitation the assets set forth specifically on Exhibit 1.1 attached to this Agreement except as provided in
Section 1.2.

1.2.     Excluded Assets.

     The assets of Seller listed on Exhibit 1.2 are not included in the defined term "Assets" and are not being transferred or assigned to Buyer under this Agreement. All assets retained by Seller are referred to as "Excluded Assets".

1.3.     Liabilities.

         1.3.1      Assumed Liabilities.

     As of the Closing Date, Buyer shall assume and agrees to pay, discharge, and perform as appropriate, only those obligations of Seller relating to the Assets accruing or arising with respect to periods on or after the Closing Date and no others (collectively, the "Assumed Liabilities").

         1.3.2      Liabilities Not to be Assumed.

     Buyer shall not assume and shall not be obligated to pay, discharge or perform any obligations and liabilities of Seller not assumed above, including, without limitation, the following (collectively, "Excluded Liabilities"):

     (a) Any and all liabilities of Seller, Seller's affiliates, or third parties (including without limitation KFHPTx), whether currently known or unknown, with respect to claims or potential claims for medical malpractice or professional liability with respect to the business of Seller relating to periods prior to the Closing in each case regardless of when the claim is asserted;

     (b) Any and all liabilities of Seller, Seller's affiliates, or third parties (including without limitation KFHPTx), whether currently known or unknown, relating to litigation or claims of any kind or nature with respect to the business of Seller relating to periods prior to the Closing, in each case regardless of when the claim is asserted;

         (c)        Liabilities relating to the Excluded Assets;



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     (d)   Liabilities   which  are  not  related  to  the  Assets  and  Assumed
Liabilities;

     (e) Seller's obligations relating to Seller's health and welfare benefit plans, pension, and retirement plans with respect to the Terminated Employees (as hereinafter defined) or any former employees of Seller; and

     (f) Any liability of Seller relating to that certain Subsidy Agreement (the "Subsidy Agreement") among Seller, Buyer, KFHPTx, and Sierra Health Services, Inc., to be delivered at Closing.

     1.3.3 Property Taxes.

     All annual or periodic ad valorem fees, taxes, assessments, licensing fees, vehicle use fees, and similar charges imposed by taxing authorities on the Assets (collectively, "Property Taxes") shall be borne and paid (a) by Seller for all full tax years or periods ending before the Closing and for that portion of any tax year or period ending on or after the Closing from the date of commencement of such year or period to the date immediately preceding the Closing, and (b) by Buyer for all full tax years or periods beginning on or after the Closing and for that portion of any tax year or period ending on or after the Closing from and including the Closing to the final date of such year or period, regardless of when or by which party such Property Taxes are actually paid to the applicable taxing authority.

         1.3.4      Transfer Taxes; Recording Fees.

     The Buyer and Seller shall share equally any and all sales, use, transfer of other similar taxes imposed as a result of the consummation of the transactions between Buyer and Seller contemplated by this Agreement.

1.4.     Purchase Price.

     1.4.1 Purchase Price. The consideration for the transfer of the Assets from Seller to Buyer shall be Seven Million Five Hundred Thousand and no/100 Dollars ($7,500,000) ("Purchase Price"). The Purchase Price shall be paid by Buyer to Seller by Federal Reserve Bank wire transfer of good funds at Closing.

         1.4.2      Allocation.

     Prior to the Closing Date, the parties shall agree to an allocation of the Purchase Price among the Assets in accordance with Section 1060 of the Internal Revenue Code of 1986 (the "Code") provided, however, the parties' agreement on such allocation shall not be a condition to Closing.

1.5.     Closing.



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     The  actions   contemplated  to  consummate  the  transactions  under  this
Agreement shall take place on the date ("Closing Date") which, unless otherwise agreed by Buyer and Seller, is the "Closing Date" for the Purchase Agreement; provided, however, that notwithstanding the actual time of the day on the Closing Date at which the actions contemplated to consummate this Agreement shall occur, and unless otherwise agreed to by the parties, the closing ("Closing") shall be deemed to be effective as of and to occur, and the risk of loss shall pass Seller to Buyer, at 12:01:01a.m. (Central Time) on the Closing Date. Closing shall commence on the Closing Date at the offices of the law firm of Jenkens & Gilchrist, A Professional Corporation, 1445 Ross Avenue, Suite 3200, Dallas Texas 75202, at 10:00 a.m. (Central Time) on the Closing Date.

1.6.     Actions to be Taken at Closing.

     Subject to the terms and  conditions  set forth in this  Agreement,  at the
Closing:

         1.6.1.     Buyer's Deliveries.

         Buyer shall deliver to Seller:

     (a) The Purchase Price by Federal Reserve Bank wire transfer of good funds;

     (b) A Bill of Sale, Assignment and Assumption Agreement, substantially in the form of Exhibit 1.6.1(b) relating to the Assets conveyed to the Buyer hereunder, and such other instruments and agreements as may be reasonably necessary to effect Buyer's assumption of the Assumed Liabilities;

     (c) All necessary consents, approvals or authorizations of third parties required to be obtained by Buyer under the terms of this Agreement, it being expressly agreed by the parties that failure by Buyer to obtain or provide such consents, estoppels, approvals or authorizations shall not be a condition to Seller's obligations to close the transactions contemplated hereby;

     (d) Good standing certificates for Buyer, dated no earlier than 30 days before the Closing Date, from its state of incorporation;

     (e) Copies of the resolutions duly adopted by the Board of Directors or Executive Committee of Buyer authorizing Buyer's execution, delivery and performance of this Agreement and of all documents related hereto or contemplated herein;

     (f) Certificate of Buyer, dated as of the Closing Date, signed by an authorized representative of Buyer and certifying that the covenants and


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     agreements to be performed  and complied with by Buyer have been  performed and complied with in all material respects;

     (g) Certificate of Buyer, dated as of the Closing Date, signed by authorized representatives of Buyer and certifying that each of the respective representations and warranties of Buyer set forth in this Agreement shall be true and correct at and as of the Closing Date; and

     (h) Subsidy Agreement executed by Buyer in the form attached to the Purchase Agreement.

         1.6.2.     Seller's Deliveries.

         Seller shall deliver to Buyer:

         (a)        Possession of the Assets to be conveyed to Buyer hereunder;

     (b) A Bill of Sale, Assignment and Assumption Agreement, substantially in the form of Exhibit 1.6.1(b), conveying all Assets to be conveyed to Buyer hereunder, and such other instruments and agreements as may be reasonably necessary to effect Seller's assignment of the Assumed Liabilities;

     (c) All consents, estoppels, approvals, authorizations or other documents from third parties in a form reasonably satisfactory to Buyer obtained by Seller hereunder, it being expressly agreed by the parties that failure by Seller to obtain all such consents, estoppels, approvals or authorizations shall not be a condition to Buyer's obligation to close the transactions contemplated hereby;

     (d) Good standing certificate for Seller dated no earlier than 30 days before the Closing Date, from its state of incorporation;

     (e) Copies of the resolutions duly adopted by the Board of Directors or Executive Committee of Seller and any requisite Unitholder approvals authorizing Seller's execution, delivery and performance of this Agreement and of all documents related hereto or contemplated herein;

     (f) Certificate of Seller, dated as of the Closing Date, signed by authorized representatives of Seller and certifying that the covenants and agreements to be performed and complied with by Seller have been performed and complied with in all material respects or have been waived by Buyer; it being expressly agreed by the parties that, except as expressly provided in Section
5.3 and Section 5.5, Seller's compliance with the covenants and agreements contained in this Agreement shall not be a condition to


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     Buyer's   obligation  to  close  the  transactions   contemplated   hereby.
Notwithstanding the above, if such covenants and agreements have not been complied with in all material respects, Seller shall provide a list describing in reasonable detail the extent of the non-compliance;

     (g) Certificate of Seller, dated as of the Closing Date, signed by authorized representatives of Seller and certifying that each of the respective representations and warranties of Seller set forth in this Agreement shall be true and correct at and as of the Closing Date or has been waived by Buyer, as contemplated by Section 2.2, it being expressly agreed by the parties that except as expressly provided in Section 5.3 and 5.5, Seller's representations and warranties being accurate at Closing (other than the representations in Section 2.1.1, 2.1.2, 2.1.5, and 2.1.10) is not a condition to Buyer's obligation to close the transactions contemplated hereby. Notwithstanding the above, if such representations and warranties are not true and correct on the Closing Date, Seller shall provide a list describing in reasonable detail the extent of the discrepancies;

     (h) Subsidy Agreement executed by Seller in the form attached to the Purchase Agreement; and

     (i) Such other documents reasonably required by Buyer to transfer fully the Assets to Buyer or to complete the transactions contemplated hereunder.

     1.6.3 Third Party Consents.

     To the extent that Seller's rights under any contracts to be transferred pursuant to this Agreement may not be assigned without the consent of a third party, which consent has not been obtained prior to Closing, this Agreement shall not constitute an agreement to assign the same if an attempted assignment would constitute a breach thereof or be unlawful. Seller, at its expense, shall use its commercially reasonable efforts to obtain any such required consents as promptly as possible after Closing.

2.       REPRESENTATIONS AND WARRANTIES OF SELLER.

     "Material Adverse Effect" means, with respect to Seller, an adverse effect on the Assets or the Assumed Liabilities which would materially impair the ability of Seller to operate its business in substantially the manner it has been heretofore conducted.

2.1.     Representations and Warranties of Seller.

     As of the Execution Date, Seller represents and warrants to Buyer as follows:

         2.1.1.     Organization and Good Standing.



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     Seller is a professional  association duly organized,  validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite corporate power and corporate authority to own lease and operate its properties and to carry on its business, as now being conducted, and is duly qualified and in good standing to do business under the corporate laws of each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification necessary, except when the failure to be so qualified would not have a Material Adverse Effect.

         2.1.2.     Seller's Authority and No Breach.

     Seller has all requisite corporate power and corporate authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action of Seller other than the approval of Seller's Unitholders, which approval shall be obtained prior to Closing. This Agreement constitutes a valid and binding obligation of Seller, enforceable against Seller in all material respects in accordance with its terms except insofar as enforcement may be limited by insolvency or similar laws affecting the enforcement of creditors' rights in general, and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         2.1.3.     No Violations

     Except for consents of third parties required under contracts set forth on Part A of Exhibit 1.1, the execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, (i) conflict with, or result in any material violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any material obligation or the loss of a material benefit under, or the creation of a material lien, security interest or other encumbrance with respect to, any material portion of the Assets or Assumed Liabilities (any such conflict, violation, default, right of termination, cancellation or acceleration, loss or creation, a "Violation"), pursuant to any provision of the Articles of Association or By- laws of Seller,
(ii) result in any Violation of any material agreement which constitutes part of the Assets or Assumed Liabilities, (iii) result in any Violation of any judgment, order or decree entered with respect to Seller or to which the Assets or the Assumed Liabilities are subject, or, (iv) to Seller's knowledge, result in any Violation of any statute, law, ordinance, rule or regulation applicable to the Assets or the Assumed Liabilities, except, in each of subparagraphs (i) through (iv), where such Violations, individually or in the aggregate, would not have a Material Adverse Effect.

         2.1.4.     Litigation.



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     To  Seller's  knowledge,  there  are  no  actions,  suits,  proceedings  or investigations of any kind now pending or threatened in writing and involving Seller, the Assets or the Assumed Liabilities, which may have a Material Adverse Effect.

         2.1.5.     Seller's Financial Statements.

     Seller has delivered to Buyer complete and correct copies of (i) the audited balance sheet of Seller as at December 31, 1996 and the related audited statements of income and cash flows for the fiscal year then ended, together with all footnotes, and (ii) a draft copy of the audited balance sheet of Seller as at December 31, 1997 and the related draft audited statements of income and cash flows for the fiscal year then ended, together with drafts of all footnotes, which financial statements and draft financial statements fairly present in all material respects, as at and for the periods then ended the financial position and results of operations of Seller in conformity with generally accepted accounting principles prevailing in the United States, in each case applied on a basis consistent throughout the reported periods. Seller has also delivered to Buyer an unaudited interim balance sheet and statement of income of Seller for the fiscal period ended on March 31, 1998, which have been prepared in a manner consistent with prior practices for Seller's unaudited statements and on which all transactions that are material are recorded in a manner that is consistent with the recordation of such transactions in the past. Such financial statements (i) do not contain any item of extraordinary or non-recurring income or expense (except as specified therein) and (ii) do not reflect any write- off or revaluation of assets (except as specified therein), other than year-end adjustments which individually, or in the aggregate, would not be material.

         2.1.6.     No Brokers or Finders.

     No broker or finder is involved on behalf of Seller in connection with the sale of the Assets, nor may any broker or finder involved on behalf of Seller claim any commission on account of the sale of the Assets. The parties acknowledge that Wasserstein Perella & Co. has been engaged by Seller as a financial advisor to Seller, and the fees of Wasserstein Perella & Co. shall be paid for by Seller.

         2.1.7.     Compliance with Applicable Laws.

     Except to the extent that non-compliance would not have a Material Adverse Effect, the business of Seller is being conducted in compliance with all applicable laws, rules, ordinances, regulations, licenses, or judgments, or orders, rules, regulations, licenses, judgments, or decrees of Governmental Entities. Seller has not, and, to Seller's knowledge, none of its executive officers, directors or employees (in their respective capacities as such), has engaged in any activity constituting fraud or abuse under the laws relating to health care or insurance.

         2.1.8.     No Consents.



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     No  consent,   approval,   order  or  authorization  of,  or  registration,
declaration  or filing with, any court,  administrative  agency or commission or
other  governmental  authority  or  instrumentality,   domestic  or  foreign  (a
"Governmental Entity"), is required by or with respect to Seller in connection with the execution and delivery of this Agreement by Seller, or the consummation by Seller of the transactions contemplated hereby, except for such filings, authorizations, orders and approvals as may be required by federal, state and local Governmental Entities.

         2.1.9.     Material Contracts.

     Each material contract constituting part of the Assets or the Assumed Liabilities is in full force and effect and is valid and enforceable by Seller in accordance with its terms, except insofar as enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights in general, and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Seller is not in material default in the observance or the performance of any term or obligation to be performed by it under any such agreement to the extent that such default would cause a Material Adverse Effect. To the knowledge of Seller, no other person is in material default in the observance or the performance of any term or obligation to be performed by it under any such contract to the extent that such a default would cause a Material Adverse Effect. Seller has provided, or will provide before 60 days after the Execution Date, originals or true and correct copies of all contracts constituting part of the Assets or Assumed Liabilities which are not terminable on 90 days notice or less.

         2.1.10.    Title to and Condition of Properties and Assets.

     Seller  has good  title  to the  Assets  set  forth on Parts B, D, and E of
Exhibit 1.1, whether owned or leased, in each case subject to no mortgage, pledge, conditional sales contract, lien, security interest, right of possession in favor of any third party, claim or other encumbrance (collectively "Liens"), and except with respect to leased property, the provisions of such leases. No representation or warranty is being made with respect to the physical condition of the Assets. Seller makes no representation or warranty with respect to title to the intellectual property set forth in Part C of Exhibit 1.1.

         2.1.11.    No Untrue Representation or Warranty.

     To Seller's Knowledge, no representation or warranty by Seller in this Agreement, nor any statement or certificate furnished or to be furnished to Buyer pursuant hereto or in connection with the transactions contemplated hereby by Seller contains or will contain any untrue statement of a material fact.

2.2.     Representations and Warranties True and Correct at Closing; Breaches.



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     Each of the  representations  and  warranties  of Seller  set forth in this
Agreement shall be true and correct in all respects on the Closing Date as though made on the Closing Date; and Seller shall have executed and delivered to Buyer a certificate signed by an authorized representative of Seller and dated as of the Closing Date to such effect. With the exception of Sections 2.1.1, 2.1.2, 2.1.5, and 2.1.10, if any of the representations and warranties of Seller are not true and correct in all respects as of the Closing Date, then Buyer shall be entitled to indemnification for any and all losses as provided in
Section 11 hereof, but shall nevertheless be obligated to conclude the transactions contemplated hereby. The consummation of the transactions under this Agreement by Buyer shall not constitute a waiver of Buyer's rights to indemnification for a breach of a representation or warranty provided for in this Section.

3.       REPRESENTATIONS AND WARRANTIES OF BUYER.

     "Material Adverse Effect" means, with respect to Buyer, a material adverse effect on Buyer's ability to consummate the transactions set forth herein.

3.1.     Representations and Warranties of Buyer.

     As of the Execution Date, Buyer represents and warrants to Seller as follows:

         3.1.1.     Organization and Good Standing.

     Buyer is a limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite corporate power and corporate authority to own, lease and operate its properties and to carry on its business, as it is now being conducted, and is duly qualified and in good standing to do business under the corporate laws of each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect.

         3.1.2.     Buyer's Authority and No Breach.

     Buyer has all requisite corporate power and corporate authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Buyer. This Agreement constitutes a valid and binding obligation of Buyer, enforceable against Buyer in all material respects in accordance with its terms, except insofar as enforcement may be limited by insolvency, or similar laws affected the enforcement of creditors' rights in general, and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in proceeding in equity or at law).

         3.1.3.     No Brokers or Finders.



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     No broker or finder is involved on behalf of Buyer in  connection  with the sale of the Assets, nor may any broker or finder involved on behalf of Buyer claim any commission on account of the sale of the Assets. The parties acknowledge that Bear Stearns has been engaged by Buyer as a financial advisor to Buyer, and the fees of Bear Stearns shall be paid for by Buyer.

         3.1.4.     Buyer's Consents.

     No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to Buyer in connection with the execution and delivery of this Agreement by Buyer, or the consummation by Buyer of the transactions contemplated hereby, except for such filings, authorizations, orders and approvals as may be required by state and local Governmental Entities, including those in connection with Buyer's insurance business.

         3.1.5.     No Untrue Representation or Warranty.

     To Buyer's knowledge, no representation or warranty by Buyer in this Agreement, nor any statement or certificate furnished or to be furnished to Seller pursuant hereto or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact.

3.2.     Representations and Warranties True and Correct at Closing; Breaches.

     Buyer shall execute and deliver to Seller a certificate signed by an authorized representative of Buyer, dated as of the Closing Date, stating that each of the representations and warranties of Buyer made herein are true and correct in all respects, or describing the manner in which such representations and warranties are not true and correct. If any of the representations and warranties of Buyer are not true and correct as of the Closing Date, then Seller shall be entitled to indemnification for any and all losses as provided in
Section 11. The consummation of the transactions under this Agreement by Seller shall not constitute a waiver of Seller's rights to indemnification for a breach of a representation or warranty provided for in this Section.

4.       SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

     The representations and warranties of Buyer and Seller contained in Sections 2 and 3 of this Agreement shall survive for a period of eighteen (18) months following the Closing.

5.       BUYER'S CONDITIONS PRECEDENT TO CLOSING.

     Buyer's agreement to purchase and to pay for the Assets hereunder is subject to compliance with and the occurrence of each of the following conditions on or before Closing, except as any thereof may be waived in writing by Buyer:


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




5.1.     Agreements.

     Seller shall have executed and delivered to Buyer all agreements, instruments, certificates and other documents to be delivered by Seller, except that Buyer shall be obligated to consummate this transaction, provided that Seller has substantially performed and is proceeding in good faith and with due diligence to obtain any remaining documents not delivered at Closing.

5.2.     Corporate Resolutions.

     Seller shall provide Buyer with the resolutions described in Section 1.6.2(e).

5.3.     Seller's Representations and Warranties.

     The representations and warranties of Seller set forth in Sections 2.1.1, 2.1.2, 2.1.5, and 2.1.10 shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date. Buyer shall have received a certificate signed on behalf of Seller by an authorized officer of Seller to the effect that the representations and warranties of Seller set forth in those Sections (as amended through disclosure submitted to Buyer on or before the Closing regarding events arising since the Execution Date) shall be true and correct in all material respects as of the Execution Date and as of the Closing Date as though made on and as of the Closing Date, except as otherwise contemplated by this Agreement.

5.4.     Litigation.

     No order has been issued in any action, suit or proceeding before any court or administrative authority in any domestic or foreign jurisdiction of any kind, that enjoins the consummation of this Agreement or any related agreements.

5.5.     Certain Covenants.

     Seller shall have complied with its obligations in Sections 8.1(a) and 8.1(b) and Section 8.2 in all material respects.

6.       SELLER'S CONDITIONS PRECEDENT TO CLOSING.

     Seller's agreement to sell and to deliver the Assets to be sold hereunder is subject to the payment at Closing of the Purchase Price and compliance with and the occurrence of each of the following conditions on or before Closing, except as any thereof may be waived in writing by Seller:

6.1.     Agreements.



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



     Buyer  shall  have  executed  and  delivered  to  Seller  all   agreements,
instruments, certificates and other documents to be delivered by Buyer.

6.2.     Corporate Resolutions.

     Buyer shall provide Seller with the resolutions described in Section 1.6.1(e).

6.3.     Litigation.

     No order has been issued in any action, suit or proceeding before any court or administrative authority in any domestic or foreign jurisdiction of any kind, that enjoins the consummation of this Agreement or related agreements.

6.4.     Buyer's Representations and Warranties True and Correct.

     The  representations and warranties of Buyer set forth in Section 3.1.1 and
3.1.2 shall be true and correct in all material respects as of the Execution Date and as of the Closing Date as though made on and as of the Closing Date. Seller shall have received a certificate signed on behalf of Buyer by the chief executive officer and the chief financial officer of Buyer to the effect that the representations and warranties of Buyer set forth in those Sections (as amended through disclosure submitted to Seller on or before the Closing regarding events arising since the Execution Date) shall be true and correct in all material respects as of the Execution Date and as of the Closing Date as though made on and as of the Closing Date, except as otherwise contemplated by this Agreement.

7.       JOINT CONDITIONS PRECEDENT TO CLOSING.

     In addition to the matters set forth in Sections 5 and 6, Seller's and Buyer's agreement hereunder are subject to the occurrence of the following conditions on or before the Closing, except as any thereof may be waived by both Seller and Buyer:

7.1.     Governmental Consents, and Approvals, and Licenses.

     Buyer and Seller shall have obtained all appropriate and necessary approvals, consents, licenses, certifications, or exemptions required to effect this Agreement from any and all state, local, and federal Governmental Entities for which approval is required; provided, however, that each of the parties shall have used its best efforts to obtain such approvals, consents, or exemptions.

7.2.     Termination of PMAT/KFHPTx Contract.

     Seller shall have terminated the Medical Service Agreement between Seller and Kaiser Foundation Health Plan of Texas, effective January 1, 1990, as amended, as of Closing.



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



7.3.     Closing of Transactions Under Related Agreements.

     The transactions contemplated by the Purchase Agreement, the Master Purchase and Sale Agreement (as defined in the Purchase Agreement) and the Reinsurance Agreements (as defined in the Purchase Agreement) shall have closed concurrently with the transactions contemplated by this Agreement. The Medical Services Agreement, the Transition Agreement described in Section 10.5.2 of the Purchase Agreement, and the agreements described in this Section, together with their schedules and exhibits, shall be known as the "Related Agreements."

8.       ADDITIONAL AGREEMENTS OF SELLER.

8.1.     Conduct of Business Pending Closing.

     From the Execution Date until the Closing, Seller agrees that except as otherwise consented to by Buyer in writing, Seller will:

     (a) Conduct the business of Seller in a commercially prudent manner, as a going concern and in the ordinary course, and consistent with such operation, comply in all material respects with applicable legal and contractual obligations, consistent with past practice;

     (b) Use commercially reasonable efforts, consistent with past practice, to preserve the goodwill of its patients and its employees;

     (c) Not intentionally take any action outside of the ordinary course of business which would tend to cause suppliers or patients to cease their respective affiliations with Seller;

     (d) Not enter into or materially amend any contract requiring payment, on an annualized basis, of more than $100,000.00 which contract is not terminable without cause on 90 days notice or less;

     (e) Not permit any lien, charge or encumbrance on the Assets, to the extent such lien, charge or encumbrance would have a Material Adverse Effect; or

     (f) Not take any action (or omit to take any action), which action or omission would cause any representation or warranty contained herein to be untrue in any material respect at any time through the Closing Date, as if such representation or warranty were made at and as of such time.

8.2.     Access to Documents and Premises.

         8.2.1.     Inspection of Books and Records.


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




     From the Execution Date through the Closing Date, Buyer, its counsel, accountants, and other representatives shall, subject to confidentiality covenants made by Seller to third parties and state and federal antitrust laws, have the right to inspect the books and records of Seller relating to Seller's business and the Assets, including inspections (without copying) by Buyer's counsel to the extent possible without waiving any privilege with respect to information regarding all actions, suits, proceedings or investigations of any kind, now pending or threatened in writing, involving Seller with respect to Seller's business. Any such inspection shall occur during normal business hours and shall be scheduled by Buyer and Seller following request for inspection made to Seller. All inspections shall be conducted by Buyer and Seller in such a manner as to maximize all applicable privileges. Buyer and its representatives shall use their best efforts to conduct their inspection in such a manner as not to be disruptive to Seller's employees or business operations. Buyer shall reimburse Seller for any damage, whether to the Assets or otherwise, caused by Buyer or Buyer's representatives during the inspection process.

         8.2.2.     Request for Access.

     All requests of Buyer, its counsel and such other representatives for books, records or interviews with Seller's officers, directors, or employees shall be coordinated through Nancy Mecodangelo, Medical Group Administration of Seller, or her designee.

8.3.     Breach by Seller.

     Except as provided in Section 5.5, Seller's compliance with the covenants of Section 8.1 and 8.2 shall not be a condition to Closing, but, rather, breach of such covenants shall entitle Buyer to recover its actual damages resulting therefrom in accordance with Section 11.

9.       ADDITIONAL AGREEMENTS OF BUYER.

9.1.     Formation of New P.A..

     Prior to the Closing, Buyer shall cause New P.A. to be formed and at the Closing New P.A. shall be duly organized, validly existing, and in good standing.

9.2.     Maintenance of Records.

     Buyer shall retain all business and other records and documents relating to the Assets in accordance with Buyer's own record retention policies for the longer of six years or the time required by applicable law. Buyer shall make such records as are retained by Buyer pursuant hereto available for Seller's review and copying upon request of Seller or its agents, in a prompt manner, at a reasonable time and place, and Buyer shall be entitled to the actual costs of such cooperation; provided, however, that Seller shall agree


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



     to hold all such information confidential as required by law. Buyer shall be responsible for obtaining any and all consents required to release records to Seller. Buyer shall provide the records requested by Seller in the format requested by Seller, including, without limitation, on paper, on computer disk, or by direct electronic transmission in a form compatible with Buyer's then existing systems. Buyer shall permit Seller to have access and to copy to such records during normal business hours with prior notice to Buyer of the time that such access shall be needed. Seller's employees, representatives, and agents shall conduct themselves in such a manner that Buyer's normal business activities shall not be unduly or unnecessarily disrupted. The provisions of this Section 9.2 shall survive the Closing for a period of six years after the Closing Date or longer if required by applicable law.

10.      ADDITIONAL AGREEMENTS OF BUYER AND SELLER.

10.1.    Regulatory Milestones Prior to Closing.

     Seller and Buyer shall prepare and file the applications as may be required with respect to the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby. Buyer and Seller agree to take all reasonable actions required or requested by such authorities for the expeditious consideration and rendering of all appropriate approvals, consents and authorizations. Seller and Buyer shall diligently and timely cooperate with each other and with all other parties in the submission of applications and of any and all such additional information or documentation requested by any such regulatory authorities.

10.2.    Employment Matters.

         10.2.1.    Severance Payments.

     (a) Seller shall terminate all of Seller's employees relating to the Business, whether such employees are at-will or are subject to employment agreements, as of the Closing (collectively, "Terminated Employees").

     (b) Buyer shall reimburse Seller for all severance payments arising under Seller's severance policy in effect on the date of execution of this Agreement due to those Terminated Employees to whom Buyer does not offer comparable employment with comparable pay following their termination from their employment with Seller ("Severance Payments"). Buyer shall also assume the obligation to provide or pay for all accrued but unused vacation to Terminated Employees, but only to the extent such benefits would be owed under Seller's policies. Seller shall retain the responsibility to pay any transition bonuses to the Terminated Employees pursuant to Seller's policies. If any Terminated Employee is hired by Buyer pursuant to this Section 10.2.1 and such Terminated Employee's employment is severed by Buyer within 60 days of the Closing without


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



     cause, Buyer shall reimburse Seller for such Terminated Employee severance in an amount which would have been due the Terminated Employee under Seller's severance policies in effect on the date of execution of this Agreement as if Buyer had not offered comparable employment at comparable pay.

     (c) Promptly following the Execution Date, Buyer (i) will provide information regarding its employment application process to the Terminated
Employees,   and  (ii)  will  actively  begin  to  interview  and  consider  for employment, to be effective as of the Closing, any Terminated Employee who submits an application for employment in accordance with Buyer's customary application process requirements and who are qualified for employment with Buyer (each individually, an "Applicant," or collectively, "Applicants").

     (d) On or before July 15, 1998, Buyer shall provide Seller with a list of the Terminated Employees that Buyer has elected to hire effective as of the Closing Date, as provided in Section 10.2.2. Seller shall provide WARN notices to all employees on or before 60 days prior to Closing. Buyer shall provide Seller, at the same time Buyer provides Seller with a list of Terminated Employees that Buyer has elected to hire, with an offer of employment for each such employee so that Seller may enclose such offer in the WARN notice.

     (e) All Terminated Employees who are hired by Buyer shall be given credit for the time that they were employed by Seller for purposes of calculating such Terminated Employees' rights under each of Buyer's employee benefits plans, including without limitation, vacation pay, sick pay, and vesting for purposes of deferred compensation and retirement plans.

     (f) After the Execution Date, Seller agrees to cooperate with Buyer and to release information to Buyer regarding Terminated Employees who Buyer is considering for employment prior to Closing. All information regarding the Terminated Employees shall be provided subject to (i) all applicable laws and regulations regarding protection of the confidentiality of employment information, (ii) Buyer's obtaining the written consent of such employees, and
(iii) Buyer's adherence to any policies of Seller with respect to the protection of the confidentiality of employee information, as if such policies were Buyer's own. Buyer shall respect and protect the confidentiality of all such employee information. Information to be released hereunder does not include quality management and peer review documents, including but not limited to any and all credentialing files, utilization review information, peer evaluations, medical record reviews, and member complaints, except as may be permitted by law so as not to waive the privilege with respect to such documents.


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         10.2.2.    WARN, COBRA and HIPAA Notices.

     To the extent required of Seller by law, Seller shall provide all notices relating to the termination of the Terminated Employees, including, without limitation, the notice obligations arising under the Workers Adjustment and Retraining Notification Act ("WARN"), the Consolidated Omnibus Budget and Reconciliation Act of 1985 ("COBRA"), or the Health Insurance Portability and Accountability Act of 1996 ("HIPAA"). WARN- related liabilities to the Terminated Employees which result from any delay in providing WARN notices to the Terminated Employees shall be paid by the party causing the delay.

         10.2.3.    Healthcare Coverage for Terminated Employees.

     Buyer shall offer healthcare coverage to all Terminated Employees, which shall be at least substantially equivalent to the healthcare coverage they would be entitled to receive under COBRA if Seller remained in existence after the Closing, effective as of the date of Closing, for a period of up to 36 months after the Closing Date or such shorter period as permitted by law. To the extent that any Terminated Employee becomes employed by Buyer, and the Terminated
Employee does not meet the eligibility requirements for Buyer's own COBRA healthcare coverage prior to the Buyer's termination of the Terminated Employee, Buyer agrees to offer the healthcare coverage set forth in this Section to such Terminated Employee, effective as of his date of termination from Buyer, until the expiration of the thirty-sixth month after the Closing Date. Each Terminated Employee shall be responsible for payment of his own premiums relating to healthcare coverage provided pursuant to this Section.

10.3.    Cooperation.

     Buyer and Seller agree to cooperate reasonably with each other, from the Execution Date up through and following the Closing Date, in good faith, in an effort to satisfy all conditions, undertakings and agreements contained in this Agreement.

10.4.    Health Care Coverage for Certain Unitholders.

     Seller shall prepay through December 31, 1999 the premiums for whatever health care coverage certain Unitholders of Seller maintain under KFHPTx's Subscriber Agreements, as defined in the Purchase Agreement (be it individual, spouse, family, or other health coverage) provided Buyer accepts the assignment, reinsurance, or other transfer of such Subscriber Agreements under this Agreement and provided further the Unitholders pay such premiums to Seller.

11.      INDEMNIFICATION.

11.1.    Indemnification by Seller.



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     Subject to the limitations of Section 11.3, Seller shall indemnify and hold harmless Buyer and its respective officers, directors, unitholders, employees, agents and affiliates against any and all actual damages resulting from claims, losses, costs, expenses, fees, liabilities and damages, including interest, penalties and reasonable attorneys' fees and disbursements (each individually a "LOSS," and collectively, "LOSSES"), arising out of, in connection with or otherwise relating to:

         (a)        The Excluded Assets;

         (b)        The Excluded Liabilities;

     (c) The material breach by Seller of any representation, warranty, covenant or agreement made by Seller in this Agreement, or in any other agreement executed in connection herewith;

     (d) Any claim, obligation or other liability arising from the business of Seller with respect to any period prior to the Closing Date other than to the extent such claims, obligations or liabilities constitute part of the Assumed Liabilities; and

     (e) Any action or litigation which challenges, seeks damages arising from or seeks to enjoin any of the transactions contemplated by this Agreement, other than any actions commenced by shareholders of Buyer or Buyer's Affiliates or primarily involving the operations of Buyer's or Buyer's Affiliates' businesses.

11.2.    Indemnification by Buyer.

     Subject to the limitations of Section 11.3, Buyer shall indemnify and hold harmless Seller and its respective officers, directors, employees, agents and affiliates, against any and all Losses, arising out of, in connection with or otherwise relating to:

         (a)        The Assets;

         (b)        The Assumed Liabilities;

     (c) The material breach by Buyer of any representation, warranty, covenant or agreement made by Buyer in this Agreement, or in any other agreement executed in connection herewith;

     (d) Any claim, obligation or other liability arising from Buyer's operation of the Assets or the Assumed Liabilities as part of an HMO in Texas with respect to any period after the Closing Date;



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     (e) Any action or litigation  commenced by members or shareholders  (as the case may be) of Buyer or Buyer's Affiliates or primarily involving the operations of Buyer's or Buyer's Affiliates' businesses which challenges, seeks damages arising from or seeks to enjoin any of the transactions contemplated by this Agreement or Related Agreements.

11.3.    Limitations.

     The indemnification rights and obligations set forth in this Section 11 shall survive the Closing and shall expire 18 months after Closing; provided, however, that (i) with respect to claims notified in good faith to the indemnifying party prior to the expiration of the indemnity rights, the parties' obligations with respect to its indemnity rights and obligations shall continue in effect until payment or other resolution of such claims; and (ii) with respect to liabilities under Section 1.3.2, the indemnification rights and obligations shall continue until the expiration of the statute of limitations applicable thereto. Each party's liability hereunder shall be limited to actual damages and no party shall be liable to any other party hereunder for special, consequential, incidental, punitive or other damages.

         11.3.1.    Minimum.

     No party to this Agreement  shall have any liability,  whether  pursuant to
Section 11 or otherwise, for breach of any covenant or warranty, for misrepresentation, or otherwise, unless the aggregate amount of all claims for which such party would, but for this Section 11, be liable, exceeds $350,000 on a cumulative basis. Each claim making up the $350,000 cumulative amount must be a claim of $5,000 or more. If such party's aggregate liability for such claims exceeds $350,000 on a cumulative basis, then such party shall be liable for all such claims in excess of $350,000. Excluded Liabilities are not subject to and do not count towards these minimum limitations.

         11.3.2.    Maximum.

     In no event shall the aggregate liability of any party to this Agreement (whether for breach of covenant or warranty, misrepresentation, pursuant to Section 11 or otherwise) exceed 50% of the Purchase Price. Excluded Liabilities are not subject to and do not count towards these maximum limitations.



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11.4.    Notice and Right to Defend.

     (a) Should any claim or action by a third party arise after the Closing for which Buyer or Seller may be liable to the other under the indemnity provisions of this Agreement, the indemnitee shall notify the indemnitor in writing and in reasonable detail as soon as practicable after the indemnitee receives notice of such claim or action in the manner provided for the giving of notices under this Agreement. The expenses of all proceedings, contests, lawsuits, or investigations of claims with respect to such claims or actions, shall be borne by the indemnitor. If an indemnitor wishes to assume the defense of such claim or action, it shall give written notice to the indemnitee within ten (10) days after notice from the indemnitee of such claim or action of its intention to assume the defense, and the indemnitor shall thereafter assume the defense of any such claim or liability through counsel reasonably satisfactory to the indemnitee, provided that the indemnitee may also participate in such defense at its own expense.

     (b) If the indemnitor shall not assume the defense of, or if after so assuming it shall fail to defend, any such claim or action, the indemnitee may defend against any such claim or action in such manner as it may reasonably deem appropriate and the indemnitee may settle such claim or litigation on such terms as it may reasonably deem appropriate, and the indemnitor shall promptly reimburse the indemnitee for the amount of all reasonable expenses, legal and otherwise, incurred by the indemnitee in connection with the defense and/or settlement of such claim or action. If no settlement of such claim or action is made, the indemnitor shall satisfy any judgment rendered with respect to such claim or in such action before indemnitee is required to do so, and pay all expenses, legal or otherwise, incurred by the indemnitee in the defense against such claim or litigation.

11.5.    Exclusive Remedy.

     If a party is entitled to indemnification under this Agreement with respect to a particular claim, then such indemnification shall be such party's sole and exclusive remedy.

11.6.    Failure to Provide Records Cooperation.

     If Buyer materially breaches its obligations under Section 9.2 that Seller can establish were actually transferred by Seller to Buyer under this Agreement, and Seller establishes that such breach resulted in the loss or destruction of documents material to the defense of Buyer by Seller of an action or claim by a third party pursuant to Seller's indemnification obligations under this Agreement, Seller shall be entitled to recover from Buyer its actual losses incurred in the matter directly resulting from Buyer's breach. The


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     amount of the losses  recoverable  from Buyer shall in no event  exceed the amount of the third party claim, and shall not include special, consequential, incidental, punitive or other damages.

12.      TERMINATION.

12.1.    Termination.

This Agreement and the transactions contemplated hereby may be terminated or abandoned at any time prior to the Closing Date:

     (a) By the mutual consent of Buyer and Seller;

     (b) By Seller or Buyer if the Closing shall not have occurred on or before October 31, 1998 (or such later date as may be mutually agreed to by Buyer and Seller);

     Termination of this Agreement shall terminate the Related Agreements. Where a Related Agreement is only between Buyer and Seller, no further action or notice shall be required for such termination to take effect. Where an affiliate or a third party is involved in a Related Agreement, Buyer and Seller (as may be the case) shall cause termination of such Related Agreement.

12.2.    Liability for Termination.

     If this Agreement is terminated pursuant to this Section 12, all further obligations of the parties under this Agreement shall be terminated without further liability of any party to the other, provided that nothing shall relieve either party from any liability it may have for any breach hereof.

13.      ARBITRATION.

13.1.    Conciliation and Mediation.

     If a dispute between Buyer and Seller relating to this Agreement or under any other agreement executed and delivered in connection with this Agreement is not resolved within fifteen (15) days from the date that either party has notified the other that such dispute exists, then such dispute shall be submitted jointly for conciliation to the President or his designee of each party. If such senior executive officers are unable to resolve the dispute within thirty (30) days from the date that it is first presented to them, either party may give notice to the other party that the dispute shall be submitted to non- binding mediation with a mediator acceptable to both parties, and the parties shall, for a sixty (60) day period from the receipt of such notice, seek in good faith to resolve such dispute in mediation. If the parties are not able to resolve the dispute in mediation, then such dispute shall be referred to binding arbitration, except to the extent that injunctive relief is available to a party hereto.


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13.2.    Arbitration.

     Any dispute submitted to arbitration pursuant to this Section shall be determined by the decision of a board of arbitration consisting of three (3) members (ABoard of Arbitration") selected as hereinafter provided. Buyer shall select an arbitrator and Seller shall select an arbitrator, each of whom shall be a member of the Board of Arbitration who is independent of the parties. A third Board of Arbitration member, independent of the parties, shall be selected by mutual agreement of the other two Board of Arbitration members. If the other two Board of Arbitration members fail to reach agreement on such third member within twenty (20) days after their selection, such third member shall thereafter be selected by the American Arbitration Association upon application made to it for such purpose by any party to the arbitration. The Board of Arbitration shall meet in Dallas, Texas, or such other place as a majority of the members of the Board of Arbitration determines more appropriate, and shall reach and render a decision in writing (which shall state the reasons for its decisions in writing and shall make such decisions entirely on the basis of the substantive law governing the Agreement and which shall be concurred in by a majority of the members of the Board of Arbitration) with respect to the items in dispute. In connection with rendering its decisions, the Board of Arbitration shall adopt and follow the Commercial Rules of Arbitration of the American Arbitration Association, except as provided in Exhibit 13.2. To the extent practical, decisions of the Board of Arbitration shall be rendered no more than thirty (30) calendar days following commencement of proceedings with respect thereto. The Board of Arbitration shall cause its written decision to be delivered to Buyer and Seller. Any decision made by the Board of Arbitration (either prior to or after the expiration of such thirty (30) calendar day period) shall be final, binding and conclusive on Buyer and Seller and each party to the arbitration shall be entitled to enforce such decision to the fullest extent permitted by law and entered in any court of competent jurisdiction. The fees and expenses of the Board of Arbitration and the reasonable fees and expenses of legal counsel and consultants of the parties shall be allocated among the parties in the same proportion that the aggregate amount of the disputed items so submitted to the Board of Arbitration that is unsuccessfully submitted by each of them (as finally determined by the Board of Arbitration) bears to the total amount of items so submitted.

13.3.  Equitable Relief.

     Notwithstanding any other provision of this Agreement, any party shall have the right to seek equitable relief, in a court of competent jurisdiction, to the extent that equitable relief is available to a party hereto. If a party chooses to pursue equitable relief, such conduct shall not constitute a waiver of or be deemed inconsistent with the arbitration provisions set forth in this Section
13. The Board of Arbitration may consider the findings of, rulings of, and any evidence submitted in every legal proceeding for equitable relief as the Board of Arbitration deems proper; however, any such findings, rulings and evidence shall not necessarily be binding on the Board of Arbitration in connection with any arbitration proceedings conducted by such Board of Arbitration.

14.      MISCELLANEOUS.


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14.1.    Notices.

     All notices and other communications hereunder shall be in writing and shall be either (i) deposited in first class United States mail, certified, with postage prepaid, (ii) delivered by messenger, (iii) sent by overnight courier, or (iv) sent by fully completed and confirmed facsimile transmission (with a written confirmation simultaneously sent in first class United States mail), as follows:

If to the Seller:                           Copy to:


Permanente Medical Association of           McGlinchey Stafford, A Professional
Texas                                       Limited Liability Company
12720 Hillcrest Road, Suite 600             643 Magazine Street
Dallas, TX 75230                            New Orleans, LA 70130

Attention:  William Gillespie, M.D.         Attention:  Donna G. Klein

                                            FAX:  504-596-2800


If to the Buyer:                            Copy to:
HMO Texas, L.C.                             Morgan, Lewis & Bockius, LLP
c/o Sierra Health Services, Inc.            300 South Grand Avenue
2720 North Tenaya Way                       Twenty-Second Floor
Las Vegas, Nevada 89128                     Los Angeles, California 90071-3132
Attention: Paul Palmer, Vice                Attention: Richard J. Maire, Jr.
President and CFO                           Fax: (213) 612-2554
Fax: (702) 240-7148

     or such other address or fax number as any party may request by notice given as aforesaid. Notices sent as provided herein shall be deemed given on the date received by the recipient. If a recipient rejects or refuses to accept a notice given pursuant to this Section, or if a notice is not deliverable because of a changed address or fax number of which no notice was given in accordance with the provisions hereof, such notice shall be deemed to be received two (2) days after such notice was mailed (whether as the actual notice or the confirmation of a faxed notice) in accordance with the terms hereof. The foregoing shall not preclude the effectiveness of actual written notice given to a party at any address or by any means.

14.2.    Confidentiality.

     All information, instruments, documents and details concerning or with respect to the business operations of Buyer and Seller ("Confidential Information") are strictly confidential, and Seller and Buyer expressly covenant and agree with each other that they


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     will  not nor  will  they  or any of them  allow  any of  their  respective
officers,   directors,   employees  or  agents  to  disclose  the   Confidential
Information or any matters relating to the business of the other or to this Agreement, its negotiation, terms, provisions or conditions, including, but not limited to, the Purchase Price, except as may be reasonably necessary to effectuate the transactions contemplated hereby; provided, however, (i) neither party shall be prohibited from disclosing any such information, without the other party's consent, if such disclosure is required, in the reasonable opinion of its legal counsel, by order of a court of competent jurisdiction or under applicable law or regulatory action and the disclosing party has given notice of such requirement to the other party promptly upon learning that such disclosure may be required and (ii) Buyer shall not be prohibited from disclosing any confidential information to its insurers, reinsurers, public and private
auditors,   investors  and  bankers  or  otherwise  to  comply  with  applicable securities laws and other governmental regulations.

     If the transactions contemplated hereby are not completed for any reason, upon the written request of the other party, each party shall destroy all materials received from the other party hereto including, without limitation, deletion of information in computer storage, along with any copies and any worksheets or abstracts compiled or derived from such information, and provide an officer's certification that such destruction has occurred. Notwithstanding anything in this Agreement to the contrary, (i) the covenants of the parties contained in this Section shall survive Closing or any termination of this Agreement, (ii) Buyer and Seller each shall have the right to seek injunctive relief to enjoin the other party from violating this Section, and (iii) Buyer and Seller each shall have the right to seek specific performance of the other party with respect to the obligations set forth in this Section.

14.3.    Waiver.

     No waiver by either Buyer or Seller hereto of its rights under any provision of this Agreement shall constitute a waiver of such party's rights under such provision at any other time or a waiver of such party's rights under any other provision of this Agreement.

14.4.    Counterparts.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. An executed faxed copy of this agreement shall be deemed an original executed copy of this Agreement.

14.5.    Headings.

     The headings contained in this Agreement have been inserted for convenience of reference only and shall in no way restrict or modify any of the terms or provisions hereof.

14.6.    Severability.


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     If any provision of this  Agreement is held by final judgment of a court of competent jurisdiction to be invalid, illegal or unenforceable, such invalid, illegal or unenforceable provision shall be severed from the remainder of this Agreement, and the remainder of this Agreement shall be enforced. In addition,
the  invalid,   illegal  or  unenforceable  provision  shall  be  deemed  to  be automatically modified, and, as so modified, to be included in this Agreement, such modification being made to the minimum extent necessary to render the provision valid, legal and enforceable. Notwithstanding the foregoing, however, if the severed or modified provision concerns all or a portion of the essential consideration to be delivered under this Agreement by one party to the other, the remaining provisions of this Agreement shall also be modified to the extent necessary to adjust equitably the parties' respective rights and obligations hereunder.

14.7.    Entire Agreement.

     This Agreement (including the Exhibits and Schedules) and the other agreements, certificates and documents of Seller and Buyer contemplated herein constitute the entire agreement between the parties hereto with respect to the matter hereof, superseding all prior agreements or understandings. No amendment, alteration, or modification of this Agreement shall be valid unless in each instance such amendment, alteration, or modification is expressed in a written instrument duly executed by the parties hereto.

14.8.    Successors and Assigns.

     This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto. Notwithstanding the foregoing, this Agreement shall not be assignable by any party without the prior written consent of the other, and any attempt at an assignment in violation of this Section shall be void ab initio.

14.9.    Governing Law.

     This Agreement is to be governed by and interpreted under the laws of the State of Texas, without resort to choice of law or conflict of law principles which direct the application of the laws of a different state.

14.10.   Cost of Transaction.

     Whether or not the transactions contemplated hereby are consummated:

     (a) Buyer shall pay the fees, expenses, and disbursements of Buyer and its agents, representatives, accountants, and counsel; and

     (b) Seller shall pay the fees, expenses and disbursements of Seller and its agents, representatives, accountants and counsel.


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14.11.   Further Assurances.

     Each party hereto agrees for the benefit of the other parties hereto to execute and deliver any necessary documents, instruments or agreements, and to take any and all necessary actions, in order to (i) fully vest in Buyer all right, title and interest to the Assets, and (ii) carry out the terms of this Agreement and the transactions contemplated by this Agreement.

14.12.   Construction.

     Whenever the context of this Agreement requires, the gender of all words herein shall include the masculine, feminine, and neuter, and the number of all words herein shall include the singular and plural. All parties to this Agreement have been represented by counsel and, accordingly, this Agreement shall not be construed strictly for or against any party hereto. The Schedules and Exhibits attached hereto are incorporated herein for all purposes and made a part of this Agreement as if set out in full in this Agreement. All references to section numbers in this Agreement shall be references to sections in this Agreement unless otherwise specifically indicated.

14.13.   Third Parties.

     None of the provisions of this Agreement shall confer rights or benefits as third party beneficiaries or otherwise upon any third party that is not expressly a party to this Agreement including, without limitation, the Terminated Employees, and the provisions of this Agreement shall not be enforceable by any such third party.

14.14.   Time is of the Essence.

     Time is of the essence with regard to all of the provisions of this Agreement.




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     IN WITNESS  WHEREOF,  the parties hereto have executed this Agreement as of the Execution Date.

                                       BUYER:

                                       HMO TEXAS, L.C.


                                       By:               /s/ Larry S. Howard
                                       Title:            President


                                       SELLER:

                     PERMANENTE MEDICAL ASSOCIATION OF TEXAS


                                       By:      /s/ William A. Gillespie, M.D.
                                       Title:            President




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